NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Growth Fund (formerly, American Century NVIT Growth Fund)

Supplement dated December 21, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.	Effective immediately, the Fees and Expenses Table for the NVIT Growth Fund, found on page 1 of the Summary Prospectus, is deleted and restated as follows:

	Class I Shares	Class II Shares	Class IV Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	None	0.25%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.86%	1.11%	0.86%
Fee Waiver/Expense Reimbursement1,2	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.72%	0.97%	0.72%
1 “Fee Waiver/Expense Reimbursement” has been restated to reflect current fee waivers.
2 Nationwide Variable Insurance Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.139% of the management fee to which the Adviser would be entitled until April 30, 2017.

2.	Effective immediately, the Example Table for the NVIT Growth Fund, found on page 2 of the Summary Prospectus, is deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$74	$246	$449	$1,034
Class II Shares	99	325	584	1,326
Class IV Shares	74	246	449	1,034

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE